Exhibit 32.1
A.C. MOORE ARTS & CRAFTS, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of A.C. Moore Arts & Crafts, Inc. (the “Company”), does hereby certify with respect to this Form 10-Q of the Company for the quarterly period ended March 31, 2008 (the “Report”) that:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rick A. Lepley
Date: May 12, 2008	Rick A. Lepley
President and Chief Executive Officer (principal executive officer)

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.

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